                                                               EXHIBIT (a)(1)(B)

                               TRANSMITTAL LETTER
                        TO TENDER SHARES OF COMMON STOCK
                                       OF

                            KIEWIT MATERIALS COMPANY
             PURSUANT TO THE OFFER TO PURCHASE DATED JULY 23, 2002
                                       TO

                      JEM LEAR ACQUISITION COMPANY, INC.,
                          A WHOLLY OWNED SUBSIDIARY OF

                          RINKER MATERIALS CORPORATION

            THE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME,
              ON SEPTEMBER 25, 2002, UNLESS THE OFFER IS EXTENDED.

                    THE INFORMATION AGENT FOR THE OFFER IS:

                             D.F. KING & CO., INC.
                                77 Water Street
                            New York, New York 10005
                         CALL TOLL FREE: (800) 549-6746

                        THE DEPOSITARY FOR THE OFFER IS:

                                 CITIBANK, N.A.

             By Hand:                           By Mail:                    By Overnight Courier:

   Computershare Trust Company        Computershare Trust Company        Computershare Trust Company
           of New York                        of New York                        of New York
        Wall Street Plaza                 Wall Street Station                 Wall Street Plaza
    88 Pine Street, 19th Floor               P.O. Box 1010                88 Pine Street 19th Floor
     New York, New York 10005        New York, New York 10268-1010         New York, New York 10005

     DELIVERY OF THIS TRANSMITTAL LETTER TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. DELIVERIES TO PURCHASER OR PARENT WILL NOT BE FORWARDED TO THE DEPOSITARY AND THEREFORE WILL NOT CONSTITUTE VALID DELIVERY.

     YOU SHOULD CAREFULLY READ THE INSTRUCTIONS ACCOMPANYING THIS TRANSMITTAL LETTER BEFORE COMPLETING THIS TRANSMITTAL LETTER.

----------------------------------------------------------------------------------------------------------------------------------

                                                  DESCRIPTION OF SHARES TENDERED
----------------------------------------------------------------------------------------------------------------------------------
                                                                                   NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
                                            TOTAL NUMBER OF SHARES      (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S) APPEAR(S) ON
     NUMBER OF         SHARE CERTIFICATE      EVIDENCED BY SHARE                                    SHARE CERTIFICATE(S) TENDERED)
 SHARES TENDERED*          NUMBER(S)            CERTIFICATE(S)*                              (ATTACH ADDITIONAL LIST IF NECESSARY)
----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

   TOTAL SHARES
----------------------------------------------------------------------------------------------------------------------------------

 *   UNLESS OTHERWISE INDICATED, IT WILL BE ASSUMED THAT ALL
     SHARES EVIDENCED BY EACH SHARE CERTIFICATE DELIVERED TO THE
     DEPOSITARY ARE BEING TENDERED HEREBY. SEE INSTRUCTION 4.
[ ]  CHECK HERE IF CERTIFICATES HAVE BEEN LOST, DESTROYED OR
     STOLEN. SEE INSTRUCTION 11.

--------------------------------------------------------------------------------

     PLEASE READ ALL OF THE INSTRUCTIONS SET FORTH IN THIS TRANSMITTAL LETTER CAREFULLY BEFORE TENDERING ANY SHARES OR RETURNING ANY DOCUMENTATION.

                                     * * *

Ladies and Gentlemen:

     The undersigned hereby tenders to Jem Lear Acquisition Company, Inc., a Delaware corporation ("Purchaser") and a wholly owned subsidiary of Rinker Materials Corporation, a Georgia corporation ("Parent"), the above-described shares of common stock, par value $0.01 per share (the "Shares"), of Kiewit Materials Company, a Delaware corporation (the "Company") (including Shares that may be issued upon the conversion of the Company's 8.028% Series 2000A Convertible Debentures due 2010, 7.35% Series 2000B Convertible Debentures due 2010, 8.25% Series 2000C Convertible Debentures due 2010, 7.81% Series 2000D Convertible Debentures due 2010 and 6.60% Series 2001 Convertible Debentures due 2011 (the "Debentures")), pursuant to Purchaser's offer to purchase all outstanding Shares, at $17.00 per Share net to the seller in cash without interest thereon (the "Offer Price"), upon the terms and subject to the conditions set forth in the Offer to Purchase, dated July 23, 2002 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Transmittal Letter (which, as amended from time to time, together constitute the "Offer"). Unless the context indicates otherwise, as used herein, all capitalized terms shall have the meanings ascribed to them in the Offer to Purchase.

     The undersigned understands that, after the Effective Time, Purchaser reserves the right pursuant to the Merger Agreement to transfer or assign to any person, in whole or in part, the right to purchase all or any portion of the Shares tendered pursuant to the Offer.

     Subject to, and effective upon, acceptance for payment of the Shares tendered herewith, in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser, all right, title and interest in and to all the Shares that are being tendered hereby and all dividends, distributions (including, without limitation, distributions of additional Shares) and rights declared, paid or distributed in respect of such Shares on or after the Expiration Date (collectively, "Distributions"), and irrevocably appoints Citibank, N.A., as depositary (the "Depositary"), the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares and all Distributions, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to
(i) deliver certificates evidencing such Shares ("Share Certificates") and all Distributions, together with all accompanying evidences of transfer and authenticity, to or upon the order of Purchaser upon receipt by the Depositary, as the undersigned's agent, of the Offer Price (as adjusted, if appropriate, as provided in the Offer to Purchase), (ii) present such Share Certificates and all Distributions for transfer on the books of the Company and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares and all Distributions, all in accordance with the terms of the Offer.

     By executing this Transmittal Letter, the undersigned irrevocably appoints designees of Purchaser as proxies of the undersigned, each with full power of substitution, to the full extent of the undersigned's rights with respect to the Shares tendered by the undersigned and accepted for payment by Purchaser (and any and all Distributions). All such proxies shall be considered coupled with an interest in the tendered Shares. This appointment will be effective when, and only to the extent that, Purchaser accepts such Shares for payment pursuant to the Offer. Upon such acceptance for payment, all prior proxies given by the undersigned with respect to such Shares (and such other Shares and securities) will, without further action, be revoked, and no subsequent proxies may be given nor any subsequent written consent executed by the undersigned (and, if given or executed, will not be deemed to be effective) with respect thereto. The designees of Purchaser will, with respect to the Shares and other securities for which the appointment is effective, be empowered to exercise all voting and other rights of the undersigned as they in their sole discretion may deem proper at any annual or special meeting of the stockholders of the Company or any adjournment or postponement thereof, by written consent in lieu of any such meeting or otherwise. Purchaser reserves the right to require that, in order for Shares to be deemed validly tendered, immediately upon Purchaser's acceptance for payment of such Shares, Purchaser must be able to exercise full voting rights and other rights of a record and beneficial holder with respect to such Shares.

     Except as provided in the following paragraph (if applicable), the undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign, convey and transfer the Shares tendered hereby and all Distributions, and that when such Shares are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of, and none of such Shares and Distributions will be subject to, any lien, restriction, charge, encumbrance or adverse claim of any kind whatsoever.

     NOTE FOR HOLDERS OF PLEDGED SHARES: IF THE SHARES ARE SUBJECT TO ANY LIEN, RESTRICTION, CHARGE, ENCUMBRANCE OR ADVERSE CLAIM, THEN THE TENDER OF THE SHARES WILL NOT BE EFFECTIVE UNLESS ALL OF REQUIREMENTS OF INSTRUCTION 13 ARE COMPLIED WITH. THE UNDERSIGNED HEREBY AUTHORIZES AND DIRECTS THE DEPOSITARY TO ISSUE THE CHECK FOR THE OFFER PRICE FOR ALL SHARES PURCHASED IN THE NAME OF, AND TO MAIL SUCH CHECK TO, THE PLEDGEE, PURSUANT TO THE INSTRUCTIONS PROVIDED HEREIN.

     The undersigned, upon request, shall execute and deliver all additional documents and shall take any actions deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby and all Distributions and to allow Purchaser to acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restrictions, charges and encumbrances.

     In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of Purchaser all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, Purchaser shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire Offer Price of the Shares tendered hereby or deduct from such Offer Price, the amount or value of such Distribution as determined by Purchaser in its sole discretion.

     No authority herein conferred or agreed to be conferred shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as otherwise stated in the Offer to Purchase, this tender is irrevocable.

     The undersigned understands that tenders of Shares pursuant to any one of the procedures described in the section "Terms of the Offer" in the Offer to Purchase and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer. Purchaser's acceptance of such Shares for payment will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer, including, without limitation, the undersigned's representation and warranty that the undersigned owns the Shares being tendered.

     Unless otherwise indicated herein in the box entitled "Special Payment Instructions to be Completed by Pledgees and Others," please issue the check for the Offer Price for all Shares purchased in the name(s) of the registered holder(s) appearing above under "Description of Shares Tendered." Similarly, unless otherwise indicated in the box entitled "Special Delivery Instructions to be Completed by Pledgees and Others," please mail the check for the Offer Price for all Shares purchased to the address(es) of the registered holder(s) appearing above under "Description of Shares Tendered." In the event that the boxes entitled "Special Payment Instructions to be Completed by Pledgees and Others" and "Special Delivery Instructions to be Completed by Pledgees and Others" are both completed, please issue the check for the Offer Price for all Shares purchased in the name(s) of, and mail such check to, the person(s) so indicated.

     If any Share Certificates are not tendered or purchased for any reason, please mail all such Share Certificates representing the untendered or unpurchased Shares (together with all accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under "Description of Shares Tendered." However, if the box entitled "Special Section to be Completed by Pledgees of Shares" has been completed, then please mail all such Share Certificates and documents to the Pledgee named therein. The undersigned recognizes that Purchaser has no obligation to transfer any Shares from the name of the registered holder(s) thereof if Purchaser does not purchase any of the Shares tendered hereby.

      SPECIAL PAYMENT INSTRUCTIONS TO BE COMPLETED BY PLEDGEES AND OTHERS
                      (SEE INSTRUCTIONS 1, 5, 6, 7 AND 13)

To be completed ONLY if the check for the Offer Price of Shares tendered is to be issued in the name of someone other than the undersigned (for example, a Pledgee).
Issue Check to:

Name:
--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                      (INCLUDE ZIP CODE)
--------------------------------------------------------------------------------
                 (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)
                   (SEE SUBSTITUTE FORM W-9 INCLUDED HEREIN)

NOTE: INCLUDE TIN OF STOCKHOLDER (NOT TIN OF PLEDGEE)






      SPECIAL DELIVERY INSTRUCTIONS TO BE COMPLETED BY PLEDGEES AND OTHERS
                      (SEE INSTRUCTIONS 1, 5, 6, 7 AND 13)

To be completed ONLY if the check for the Offer Price of Shares tendered is to be mailed to someone other than the undersigned, or to the undersigned at an address other than that shown under "Description of Shares Tendered" (for example, a Pledgee).
Mail Check to:

Name:
--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                      (INCLUDE ZIP CODE)
--------------------------------------------------------------------------------
                 (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)
                   (SEE SUBSTITUTE FORM W-9 INCLUDED HEREIN)

NOTE: INCLUDE TIN OF STOCKHOLDER (NOT TIN OF PLEDGEE)

                                   IMPORTANT
                       ALL STOCKHOLDER(S) MUST SIGN HERE
           (ALSO PLEASE COMPLETE SUBSTITUTE FORM W-9 INCLUDED HEREIN)

     This section must be signed by (i) registered holder(s) exactly as name(s) appear(s) on Share Certificate(s) or (ii) a person(s) authorized to become registered holder(s) of Share Certificate(s) by certificates and documents transmitted with this Transmittal Letter. If signature is by attorney-in-fact, executor, administrator, trustee, guardian, partner, officer of a corporation or another acting in a fiduciary or representative capacity, please provide the information required below, set forth the signer's full title below under "Capacity" and submit evidence satisfactory to Purchaser and the Depositary of such person's authority to so act. See Instruction 5.

X
--------------------------------------------------------------------------------

X
--------------------------------------------------------------------------------

                  SIGNATURE(S) OF HOLDER(S)
Dated: ____________________ , 2002

Name(s) (Please Print):
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Capacity (Full Title):
--------------------------------------------------------------------------------

Address(es) (Including Zip Code):
--------------------------------------------------------------------------------

Area Code and Telephone Number(s): (       )
----------------------------------------------------------------------

Taxpayer Identification or Social Security Number(s):
----------------------------------------------------------------

                   (SEE SUBSTITUTE FORM W-9 INCLUDED HEREIN)

             SPECIAL SECTION TO BE COMPLETED BY PLEDGEES OF SHARES
                      (IF REQUIRED -- SEE INSTRUCTION 13)

THIS SECTION MUST BE COMPLETED AND SIGNED BY ANY BANK, FINANCIAL INSTITUTION, LENDER OR PLEDGEE IF ALL OR ANY PART OF THE SHARES ARE SUBJECT TO ANY LIEN, RESTRICTION, CHARGE, ENCUMBRANCE OR ADVERSE CLAIM IN FAVOR OF SUCH LENDER OR PLEDGEE.
Ladies and Gentlemen:
     The undersigned ("Pledgee") has loaned funds, or otherwise extended credit, to the registered holder(s) of the Shares transmitted with this Transmittal Letter (such loan or extension of credit being referred to as the "Indebtedness") and such Indebtedness is secured by a pledge to the Pledgee of all or part of the Shares.
     In connection with the tender of the Shares pursuant to this Transmittal Letter, the Pledgee hereby agrees as follows:
     1. Subject to, and effective upon, acceptance for payment of the Shares tendered herewith and the delivery of the Offer Price for all Shares purchased hereunder to the Pledgee, the Pledgee hereby (a) cancels and terminates any pledge agreement and any and all other security interests arising with respect to such Shares, (b) agrees that the Pledgee shall have no rights with respect to such Shares and (c) cancels and terminates, and thereby makes null and void, any other restrictions with respect to such Shares that would prevent or restrict in any way the consummation of the Offer or the ability of Purchaser to receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares and all Distributions.
     2. It is expressly understood and agreed that if the Shares are not purchased pursuant to the Offer for any reason, then (a) the Share Certificates for any such unpurchased Shares will be returned to the Pledgee, without expense to Pledgee and as promptly as practicable after the expiration, termination or withdrawal of the Offer and (b) the cancellations, terminations and agreements set forth in the foregoing paragraph 1 will be of no force and effect whatsoever with respect to such unpurchased Shares.

Authorized Signature:
--------------------------------------------------------------------------------

Name:
--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Name of Pledgee:
--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Address:
--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number: (
------)
--------------------------------------------------------------------------

Dated:
----------------------------, 2002

                           GUARANTEE OF SIGNATURE(S)
                 (IF REQUIRED -- SEE INSTRUCTIONS 1, 5 AND 13)



                     FOR USE BY FINANCIAL INSTITUTIONS ONLY

           PLACE MEDALLION GUARANTEE IN SPACE BELOW
Authorized Signature:
--------------------------------------------------------------------------------

Name:
--------------------------------------------------------------------------------

                        (PLEASE PRINT)
Name of Eligible Institution:
--------------------------------------------------------------------------------

                        (PLEASE PRINT)
Address:
--------------------------------------------------------------------------------

                      (INCLUDE ZIP CODE)
Area Code and Telephone Number: (
------)
--------------------------------------------------------------------------

Dated:
-------------------------------------, 2002

                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. Guarantee of Signatures. You must have all signatures on this Transmittal Letter guaranteed by an "eligible institution" if:

     - the Shares to be tendered are subject to a pledge, lien or other encumbrance, in which case you are required to complete the box entitled "Special Section to be Completed by Pledgees of Shares" (see Instruction 13 to see if this applies); or

     - you have completed either of the following boxes:

      - the box entitled "Special Payment Instructions to be Completed by Pledgees and Others" (see Instruction 5 to see if this applies); or

      - the box entitled "Special Delivery Instructions to be Completed by Pledgees and Others" (see Instruction 5 to see if this applies).

An "eligible institution" is a broker or dealer that is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or a financial institution that is a participant in the Securities Transfer Agents Medallion Program. Contact your bank, broker or financial institution to determine if it is an eligible institution. If signature guarantees are required, the eligible institution must complete the box entitled "Guarantee of Signature(s)."

     2. Delivery of Transmittal Letter and Share Certificates. To validly tender your Shares, you must deliver (or have delivered on your behalf) to the Depositary at one of its addresses (found on the cover page of this Transmittal Letter) the following:

     - this Transmittal Letter, properly completed and signed;

     - any other documents required by this Transmittal Letter;

     - Share Certificates evidencing your tendered Shares, properly endorsed or with properly signed stock powers, if necessary (see Instruction 5 to determine if you must endorse the Share Certificates or provide stock powers); and

     - if required, signature guarantees with respect to any signatures on the foregoing documents (see Instruction 1 to determine if such signature guarantees are required);

     All of these materials must be delivered to the Depositary prior to the Expiration Date. If Share Certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Transmittal Letter must accompany each delivery.

     If your Share Certificates are currently being held by a financial institution or Pledgee, you must contact the financial institution or Pledgee so that your Share Certificates may be delivered to the Depositary.

     THE METHOD OF DELIVERY OF THIS TRANSMITTAL LETTER, SHARE CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS, IS AT YOUR OPTION AND RISK, AND DELIVERY WILL BE DEEMED MADE ONLY WHEN THE DELIVERED ITEMS ARE ACTUALLY RECEIVED BY THE DEPOSITARY. IF YOU DELIVER REQUIRED DOCUMENTS BY MAIL, YOU ARE STRONGLY RECOMMENDED TO USE REGISTERED MAIL, RETURN RECEIPT REQUESTED (OR ITS EQUIVALENT OUTSIDE THE UNITED STATES), AND OBTAIN PROPER INSURANCE FOR SUCH DOCUMENTS. IN ALL CASES, YOU MUST ALLOW SUFFICIENT TIME TO ENSURE TIMELY DELIVERY, INCLUDING ANY TIME NECESSARY FOR A FINANCIAL INSTITUTION OR OTHER PLEDGEE (IF APPLICABLE) TO DELIVER YOUR SHARE CERTIFICATES TO THE DEPOSITARY.

     No alternative, conditional or contingent tenders will be accepted. By executing this Transmittal Letter, you give up any right to receive any notice of the acceptance of your Shares for payment.

     3. Inadequate Space. If the spaces provided in the box "Description of Shares Tendered" are inadequate for all of the Share Certificates you wish to tender, please list the Share Certificate numbers, the number of Shares evidenced by such Share Certificates and the number of Shares tendered on a separate schedule and attach the schedule to this Transmittal Letter.

     4. Partial Tenders. If you wish to tender fewer than all the Shares evidenced by any Share Certificate you deliver to the Depositary, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered." In such cases, as soon as practicable after the expiration or termination of the Offer, you will receive new Share Certificate(s) evidencing the remainder of the Shares not tendered, unless the box entitled "Special Delivery Instructions to be Completed by Pledgees and Others" has been completed, in which case such new Share Certificates will be delivered to the other person as instructed.

     5. Signatures on Transmittal Letter; Stock Powers and Endorsements. The signature(s) on this Transmittal Letter must correspond with the name(s) as written on the face of the Share Certificates evidencing such Shares without any change whatsoever. If any Shares tendered hereby are owned of record by two or more persons, all record owners must sign this Transmittal Letter. If any of the Shares tendered hereby are registered in the names of different holders, each registered holder will be required to complete, sign and submit a separate Transmittal Letter.

     You do not need to sign the back of ("endorse") any tendered Share Certificates or provide separate stock powers unless:

     - this Transmittal Letter is being signed by the registered holders of the tendered Share Certificates and payment is to be made to a person other than such registered holders (for example, a Pledgee) (see Instructions 7 and 13 for more details); or

     - this Transmittal Letter is being signed by a person other than the registered holders of the tendered Share Certificates.

If endorsements or stock powers are required, all Share Certificates evidencing the Shares tendered must be endorsed or accompanied by appropriate stock powers. All signatures on the Share Certificates or stock powers must match the names of the registered holder as they appear on the Share Certificates without any change whatsoever. As discussed in Instruction 1, all signatures on the Transmittal Letter, the Share Certificates and stock powers must be guaranteed by an eligible institution.

     If this Transmittal Letter or any Share Certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should indicate that capacity when signing and submit proper evidence satisfactory to Purchaser of such person's authority so to act.

     6. Stock Transfer Taxes. The amount of any stock transfer taxes required by applicable law to be withheld from payment for the Shares purchased will be deducted from the Offer Price for such Shares purchased, unless evidence satisfactory to Purchaser of the payment of such taxes, or exemption therefrom, is submitted.

     7. Special Payment and Delivery Instructions for Pledgees and Others. If a check for the Offer Price for any tendered Shares is to be issued in the name of a person other than the person(s) signing this Transmittal Letter, you must complete the box entitled "Special Payment Instructions to be Completed by Pledgees and Others."

     You must complete the box entitled "Special Delivery Instructions to be Completed by Pledgees and Others" if:

     - a check for the Offer Price for any tendered Shares is to be sent to someone other than the person(s) signing this Transmittal Letter; or

     - the check is to be delivered to the person(s) signing this Transmittal Letter but at an address other than that shown in the box entitled "Description of Shares Tendered."

     8. Waiver of Conditions. The conditions to the Offer may be waived by Purchaser in whole or in part at any time and from time to time in its sole discretion, subject to the terms of the Merger Agreement.

     9. Questions and Requests for Assistance or Additional Copies. If you have any questions or need assistance in tendering your Shares or completing this Transmittal Letter, please contact the Information Agent at its address or telephone number set forth on the front and back of this Transmittal Letter. You may obtain additional copies of the Offer to Purchase, this Transmittal Letter and the other Offer materials from the Information Agent.

     10. Substitute Form W-9. Unless an exemption applies, each Stockholder is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN") on the Substitute Form W-9 included herein, and to certify, under penalties of perjury, that such number is correct and that such Stockholder is not subject to backup withholding of federal income tax. If a tendering Stockholder has been notified by the Internal Revenue Service that such Stockholder is subject to backup withholding, such Stockholder must cross out Item (2) of the Certification box of the Substitute Form W-9, unless such Stockholder has since been notified by the Internal Revenue Service that such Stockholder is no longer subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering Stockholder to a penalty and 30% federal income tax withholding on the payment of the Offer Price for all Shares purchased from such Stockholder. If the tendering Stockholder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such Stockholder should write "Applied For" in the space provided for the TIN in Part I of the Substitute Form W-9, and sign and date the Substitute Form W-9. If "Applied For" is written in Part I and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 30% on all payments of the Offer Price to such Stockholder until a TIN is provided to the Depositary.

     Noncorporate foreign Stockholders should complete and sign the main signature form and, if eligible, a Form W-8BEN, Certificate of Foreign Status, a copy of which may be obtained from the Depositary, in order to avoid backup withholding.

     11. Lost, Destroyed or Stolen Certificates. If any certificate(s) representing Shares has been lost, destroyed or stolen, you must promptly notify the Depositary. You will then be instructed as to the steps that must be taken in order to replace the certificate(s). THIS TRANSMITTAL LETTER AND RELATED DOCUMENTS CANNOT BE PROCESSED UNTIL THE PROCEDURES FOR REPLACING LOST OR STOLEN CERTIFICATES HAVE BEEN FOLLOWED.

     12. Special Instructions for Holders of Debentures. If you are a holder of Debentures, you must first properly convert your Debentures into Shares before you can tender such Shares in the Offer. On July 15, 2002, the Company delivered to each holder of Debentures a redemption notice that described the procedure for converting Debentures into Shares. This conversion process is also specified by the terms of Debentures and the indenture under which the Debentures were issued. Once you have properly converted your Debentures into Shares and received a certificate evidencing such Shares, you may then tender those Shares to Purchaser as otherwise described in this Transmittal Letter.

     13. Shares Subject to Pledge. If your Shares are subject to any pledge, lien, restriction, charge, encumbrance or adverse claim, then you must:

          (a) have the box entitled "Special Section to be Completed by Pledgees of Shares" completed and signed by the Pledgee of any of the Shares;

          (b) have the box entitled "Special Payment Instructions to be Completed by Pledgees and Others" completed by the Pledgee to provide for the issuance of the check in the name of the Pledgee for the Offer Price of all Shares purchased (see Instruction 7);

          (c) have the box entitled "Special Delivery Instructions to be Completed by Pledgees and Others" completed by the Pledgee to provide for the mailing of the check for the Offer Price for all Shares purchased to the address of the Pledgee (see Instruction 7); and

          (d) comply with Instructions 1 and 5 with respect to the endorsement, completion and execution of Share Certificates, stock powers and this Transmittal Letter.

     IF THE SHARES ARE SUBJECT TO ANY LIEN, RESTRICTION, CHARGE, ENCUMBRANCE OR ADVERSE CLAIM, THEN THE TENDER OF THE SHARES WILL NOT BE EFFECTIVE UNLESS ALL OF THE FOREGOING PROCEDURES ARE COMPLIED WITH.

     IMPORTANT: THIS TRANSMITTAL LETTER, PROPERLY COMPLETED AND DULY EXECUTED (TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES AND SHARE CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE (AS DEFINED IN THE OFFER TO PURCHASE).

                           IMPORTANT TAX INFORMATION

     Under the United States federal income tax laws, a Stockholder whose tendered Shares are accepted for payment is required by law to provide the Depositary (as payer) with such Stockholder's correct TIN on Substitute Form W-9 below. If such Stockholder is an individual, the TIN is such Stockholder's Social Security Number. If the Depositary is not provided with the correct TIN, the Stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such Stockholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding of 30%.

     Certain Stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such individual must submit a statement, signed under penalties of perjury, attesting to such individual's exempt status. Forms of such statements can be obtained from the Depositary. Exempt Stockholders, other than foreign individuals, should furnish their TIN, write "Exempt" on the face of the Substitute Form W-9 below, and sign, date and return the Substitute Form W-9 to the Depositary. See the enclosed Guidelines for Certification of TIN on Substitute Form W-9 for additional instructions.

     If backup withholding applies, the Depositary is required to withhold 30% of any payments made to the Stockholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

                         PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup withholding on payments that are made to a Stockholder with respect to Shares purchased pursuant to the Offer, the Stockholder is required to notify the Depositary of such Stockholder's correct Taxpayer Identification Number by completing the form below certifying (a) that the TIN provided on Substitute Form W-9 is correct (or that such Stockholder is awaiting a TIN), and (b) that (i) such Stockholder has not been notified by the Internal Revenue Service that such Stockholder is subject to backup withholding as a result of a failure to report all interest or dividends or (ii) the Internal Revenue Service has notified such Stockholder that such Stockholder is no longer subject to backup withholding.

                       WHAT NUMBER TO GIVE THE DEPOSITARY

     The Stockholder is required to give the Depositary the TIN of the record holder of the Shares tendered hereby. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the tendering Stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the stockholder should write "Applied For" in the space provided for the TIN in Part I, and sign and date the Substitute Form W-9. If "Applied For" is written in Part I and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 30% of all payments of the Offer Price to such Stockholder until a TIN is provided to the Depositary.

---------------------------------------------------------------------------------------------------------------------
                                            PAYER'S NAME: CITIBANK, N.A.
---------------------------------------------------------------------------------------------------------------------

 SUBSTITUTE                          PART 1 -- PLEASE PROVIDE YOUR TIN         ----------------------------------
 FORM W-9                            IN THE BOX AT RIGHT AND CERTIFY BY              Social Security Number
                                     SIGNING AND DATING BELOW                           (If awaiting TIN
                                                                                      write "Applied For")
                                                                                               OR
                                                                               ----------------------------------
                                                                                 Employer Identification Number
                                                                                        (If awaiting TIN
                                                                                      write "Applied For")

 DEPARTMENT OF THE                   PART 2 -- CERTIFICATE -- Under parties of perjury, I certify that:
 TREASURY
 INTERNAL REVENUE SERVICE            (1) The number shown on this form is my correct Taxpayer Identification Number
                                     (or I am waiting for a number to be issued to me), and
 PAYER'S REQUEST FOR
 TAXPAYER IDENTIFICATION             (2) I am not subject to backup withholding because (a) I am exempt from backup
 NUMBER (TIN)                            withholding or (b) I have not been notified by the Internal Revenue Service
                                         (the "IRS") that I am subject to backup withholding as a result of a failure
 PAYER'S NAME:                           to report all interest or dividends or (c) the IRS has notified me that I am
 CITIBANK, N.A.                          no longer subject to backup withholding.
                                     (3) I am a U.S. person (including a U.S. resident alien).

                                     CERTIFICATION INSTRUCTIONS -- You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.
                                     However, if after being notified by the IRS that you are subject to backup withholding, you receive another notification from the IRS that you are no longer subject to backup withholding, do not cross out such item (2). (Also see instructions on the enclosed Guidelines).
                                     SIGNATURE OF U.S. PERSON                                PART 3

                                     ---------------------------------------------------------------

                                     DATE  _____________________________________________ , 2002  Awaiting TIN  [ ]
---------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A BACKUP
      WITHHOLDING OF ANY PAYMENTS, AT A RATE NO HIGHER THAN 30%, MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.

       YOU MUST BE COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE
            "AWAITING TIN" BOX IN PART 3 OF THE SUBSTITUTE FORM W-9

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (1) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Officer or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number to the Depositary by the time of payment, an amount not higher than 30% of all reportable payments made to me thereafter will be withheld, but that such amounts will be refunded to me if I provide a certified Taxpayer Identification Number to the Depositary within sixty (60) days.

------------------------------------------------------------  ---------------------------------------------
                         SIGNATURE                                                DATE

                    THE INFORMATION AGENT FOR THE OFFER IS:

                             D.F. KING & CO., INC.
                                77 WATER STREET
                            NEW YORK, NEW YORK 10005
                         CALL TOLL FREE: (800) 549-6746

                                 JULY 23, 2002